UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2014

Auxilium Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

(484) 321-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 22, 2014, the Company issued a press release (the “Press Release”) announcing that the Company’s Board of Directors (the “Board”) has unanimously determined that the unsolicited, non-binding and conditional proposal from Endo International plc (NASDAQ: ENDP) is not a superior proposal under the terms of its existing merger agreement with QLT Inc. (NASDAQ: QLTI) (“QLT”).  The Board has unanimously reaffirmed its recommendation that Auxilium’s stockholders vote in favor of the adoption of the QLT merger agreement.  A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Auxilium Pharmaceuticals, Inc., dated September 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 22, 2014	By:	/s/ Andrew I. Koven
		Name:	Andrew I. Koven
		Title:	Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Auxilium Pharmaceuticals, Inc., dated September 22, 2014.